Exhibit 24
TENNECO INC.
POWER OF ATTORNEY

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2017.

/s/ Gregg M. Sherrill
Name: Gregg M. Sherrill

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2017.

/s/ Brian J. Kesseler
Name: Brian J. Kesseler

The undersigned does hereby appoint James D. Harrington and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2017.

/s/ Kenneth R. Trammell
Name: Kenneth R. Trammell

The undersigned does hereby appoint James D. Harrington and Kenneth R. Trammell, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 20th day of February, 2017.

/s/ John E. Kunz
Name: John E. Kunz

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 11th day of February, 2017.

/s/ Thomas C. Freyman
Name: Thomas C. Freyman

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 10th day of February, 2017.
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/s/ Dennis J. Letham
Name: Dennis J. Letham

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 5th day of February, 2017.

/s/ James S. Metcalf
Name: James S. Metcalf

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 6th day of February, 2017.

/s/ Roger B. Porter
Name: Roger B. Porter

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of February, 2017.

/s/ David B. Price, Jr.
Name: David B. Price, Jr.

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 7th day of February, 2017.

/s/ Paul T. Stecko
Name: Paul T. Stecko

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 14th day of February, 2017.

/s/ Jane L. Warner
Name: Jane L. Warner

The undersigned does hereby appoint James D. Harrington, Kenneth R. Trammell and John E. Kunz, and each of them, with full power to act alone, as his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to execute the Annual Report on Form 10-K for the year ended December 31, 2016 of Tenneco Inc., including any and all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN TESTIMONY WHEREOF, the undersigned has executed this instrument this 9th day of February, 2017.

/s/ Roger J. Wood
Name: Roger J. Wood